
                                       STATEMENT TO MARINE CERTIFICATEHOLDERS
                                        NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  September  30, 1997 among NationsCredit
Securitization  Corporation  (as  "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company  (as  "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding  distribution to Marine Certificateholders and the performance of the Trust. The information with respect to  the  applicable  Distribution  Date  is  set  forth  below.


Month                                                                                                Oct-98
Collection Period                                                                                          10/1/98
Determination Date                                                                                        11/10/98
Deposit Date                                                                                              11/13/98
Distribution Date                                                                                         11/16/98

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection Period (Record Date)  86,001,625.86
            Marine Certificate Factor                                                                   71.1912066%
            Marine Ending Certificate Balance (per $1,000 certificate)                                      711.91
            Liquidation Proceeds                                                                         69,355.67
            Purchase Amounts                                                                                     -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                       3.85888
            Carry-Over Monthly Interest Payment                                                                  -
            Total Marine Interest Payment                                                                  3.85888

            Marine Principal Payments:
            Monthly Marine Principal Payment                                                              17.32128
            Carry-Over Monthly Marine Principal Payment                                                          -
            Total Marine Principal Payment                                                                17.32128

            Marine Servicing Fee:
            Marine Servicing Fee                                                                           0.45577
            Carry-Over Monthly Marine Servicing Fee                                                              -
            Total Marine Servicing Fee                                                                     0.45577






                                       STATEMENT TO RV CERTIFICATEHOLDERS
                                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as of September 30, 1997 among NationsCredit
Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company  (as  "Trustee"  and  "Collateral  Agent"), the Servicer is required to prepare certain information each month  regarding  distribution  to  RV Certificateholders and the performance of the Trust. The information with respect  to  the  applicable  Distribution  Date  is  set  forth  below.


Month                                                                                             Oct-98
Collection Period                                                                                       10/1/98
Determination Date                                                                                     11/10/98
Deposit Date                                                                                           11/13/98
Distribution Date                                                                                      11/16/98

RV POOL BALANCE
            RV Pool Balance on the close of the last day of t he Collection Period (Record Date)  33,473,485.87
            RV Certificate Factor                                                                    69.1793403%
            RV Ending Certificate Balance (per $1,000 certificate)                                       691.79
            Liquidation Proceeds                                                                      82,905.93
            Purchase Amounts                                                                                  -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE) RV
            Interest Payments:
            Monthly RV Interest Payment                                                                 3.70972
            Carry-Over Monthly RV Interest Payment                                                            -
            Total RV Interest Payment                                                                   3.70972

            RV Principal Payments:
            Monthly RV Principal Payment                                                               20.47280
            Carry-Over Monthly RV Principal Payment                                                           -
            Total RV Principal Payment                                                                 20.47280

            RV Servicing Fee:
            RV Servicing Fee                                                                            0.12653
            Carry-Over Monthly RV Servicing Fee                                                               -
            Total RV Servicing Fee                                                                      0.12653






                                             MONTHLY MARINE SERVICERS CERTIFICATE
                                             NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement, dated as of September 30, 1997 among NationsCredit Securitization
Corporation  (as  "Depositor"),  NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee"
and  "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine
Certificateholders  and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth  below.


Month                                                                                                         Oct-98
Collection Period                                                                                                   1-Oct-98
Determination Date                                                                                                 10-Nov-98
Deposit Date                                                                                                       13-Nov-98
Distribution Date                                                                                                  16-Nov-98

MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last day of the preceding Collection Period           88,094,088.63
                 Marine Principal Collections                                                                   1,960,112.86
                 Purchase Amounts with respect to Marine Receivables allocable to Principal                                -
                 Defaulted Marine Receivables                                                                     132,349.91
                 Marine Pool Balance on the close of the last day of the Collection Period                     86,001,625.86

                 Original Marine Pool Balance                                                                 120,803,719.92

                 Marine Pool Factor                                                                               71.1912066%

                 Preference Amounts with respect to Marine Receivables                                                     -

                 Marine Pass-Through Rate                                                                             6.3500%
                 Marine Servicing Fee Rate                                                                            0.7500%

MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest                                                         818,485.91
                 Purchase Amounts with respect to Marine Receivables allocable to interest                                 -
                 Liquidation Proceeds with respect to Marine Receivables                                           69,355.67
                 Marine Collections allocable to principal                                                      1,960,112.86
                 Purchase Amounts with respect to Marine Receivables allocable to principal                                -
                 Other Marine Available Funds                                                                              -
                 Total Marine Available Funds                                                                   2,847,954.44

MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment                                                                  466,164.55
                 Carry-Over Monthly Marine Interest                                                                        -
                 Total                                                                                            466,164.55

MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment                                                               2,092,462.77
                 Carry-Over Monthly Marine Principal                                                                       -
                 Total                                                                                          2,092,462.77

MARINE SERVICING FEE
                 Servicing Marine Fee                                                                              55,058.81
                 Carry-Over Monthly Marine Servicing Fee                                                                   -
                 Total                                                                                             55,058.81

MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                  -
                 Marine Reserve Account Cross Collateral Withdrawal Amounts                                                -
                 Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                      -
                 Total Owed to Reimburse Marine Cross Collateral Withdrawal Account                                        -

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                 Marine Available Funds                                                                         2,847,954.44
                 Marine Reserve Account Withdrawal Deposit                                                                 -
                 RV Reserve Account Cross Collateral Withdrawal Amount                                                     -
                 Surety Bond Drawing Deposit                                                                               -
                Total Deposit to the Marine Certificate Account                                                 2,847,954.44

DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
               Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest                         466,164.55
               Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal                     2,092,462.77
               Marine Servicing Fee and any Carry-Over Marine Servicing Fee                                        55,058.81
               Distributions to the Surety Bond Provider                                                            8,809.41
               Shortfall in RV Certificate Account                                                                         -
               Distributions to meet shortfall in RV Certificate Account                                                   -
               Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                            -
               Distribution to the Marine Reserve Account                                                                  -
               Distribution to the RV Reserve Account                                                                      -
               Distributions to the Depositor                                                                     225,458.90

              Carry-Over Monthly Marine Interest to the next Distribution Date                                             -
              Carry-Over Monthly Marine Principal to the next Distributions Date                                           -
              Carry-Over Monthly Marine Servicing Fee to the next Distribution Date                                        -

MARINE  RESERVE ACCOUNT

               Marine Reserve Account Balance as of the end of the preceding Collection Period                  2,642,822.66
               Earnings from investments on the Marine Reserve Account                                             12,428.07
               Marine Reserve Account Withdrawals                                                                          -
               Marine Reserve Account Cross Collateral Withdrawal Amounts                                                  -
               Deposits to the Marine Reserve Account                                                                      -
               Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts                                 -
               Deposits to Marine Reserve Account from RV Available Funds                                                  -
               Marine Reserve Account Balance                                                                   2,655,250.73
               Distributions of any excess amounts on deposit in the Marine Reserve Account                        75,201.95
               Ending Marine Reserve Account Balance                                                            2,580,048.78

              Marine Reserve Account Balance as a % of the Marine Pool Balance                                        3.0000%
              Specified Marine Reserve Account Requirement                                                      2,580,048.78
             Amount needed to fully fund Marine Reserve Account                                                            -

SURETY BOND
            Outstanding Reimbursement Obligations at the end of the preceding Collection Period                            -
            Preference Amounts                                                                                             -
            Surety Bond Drawing Amount                                                                                     -
            Surety Bond Fee                                                                                         8,809.41
            Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period                -
            Amount Owed to Surety Bond Provider                                                                     8,809.41
            Distributions made to the Surety Bond Provider                                                          8,809.41
            Remaining Amounts Owed to the Surety Bond Provider                                                             -

NET CREDIT LOSS RATIO
            Net Credit Losses                                                                                      62,994.24
            Average Net Credit Loss Ratio - Annualized                                                                  0.93%

DELINQUENCY ANALYSIS
            Number of Loans
            30 to 59 days past due                                                                                       197
            60 to 89 days past due                                                                                        47
            90 or more days past due                                                                                      57
           Total                                                                                                         301

           Principal Balance
           30 to 59 days past due                                                                               1,781,824.07
           60 to 89 days past due                                                                                 425,911.72
          90 or more days past due                                                                                499,193.22
          Total                                                                                                 2,706,929.01

          Delinquency Ratio - 60+ Day Delinquent Accounts
          For the current Collection Period                                                                           1.0757%
          For the preceding Collection Period                                                                         1.0275%
          For the second preceding Collection Period                                                                  0.8091%
          For the third preceding Collection Period                                                                   0.8689%
         Average 3 month 60 Day + Delinquency Ratio                                                                   0.9708%
         Average 4 month 60 Day + Delinquency Ratio                                                                   0.9453%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month                           143,469.33
          Number of Contracts where Repossession Occurred in the Current Month                                         13.00


WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
           Weighted Average Coupon                                                                                   11.4504%
           Weighted Average Original Term (months)                                                                    128.71
           Weighted Average Remaining Term (months)                                                                       94
           Number of Outstanding Accounts-End of Period                                                                8,406


CASH SETTLEMENT FOR THE TRUSTEE
            Total Deposit to the Marine Collection Account                                                      2,847,954.44
           Marine Servicing Fee                                                                                    55,058.81
           Marine Interest allocable to the Seller's Certificate                                                        2.78
           Marine Principal amount allocable to the Seller's Certificate                                               12.47
           Wire Funds to the Surety Bond Provider                                                                   8,809.41
           Net Deposit to the Marine Certificate Account - Excluding Amounts Due to Seller                      2,784,070.98
           Wire Funds to the Marine Certificateholders - Interest Amounts                                         466,161.77
           Wire Funds to the Marine Certificateholders - Interest Amounts                                       2,092,450.30
           Deposit Funds into the Marine Reserve Account                                                                   -
           Deposit Funds into the RV Reserve Account                                                                       -
          Wire Funds to NationsCredit                                                                             225,458.90

Approved  by:                    /s/  SUZANNE  CASTLEBERRY  -----------------------------------  Authorized  Signer






                                              MONTHLY RV SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization
Corporation  (as  "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee"
and  "Collateral  Agent"),  the  Servicer is required to prepare certain information each month regarding distribution to RV
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth  below.


Month                                                                                                         Oct-98
Collection Period                                                                                                  1-Oct-98
Determination Date                                                                                                10-Nov-98
Deposit Date                                                                                                      13-Nov-98
Distribution Date                                                                                                 16-Nov-98

RV POOL BALANCE
                  RV Pool Balance on the close of the last day of the preceding Collection Period             34,464,093.83
                  RV Principal Collections                                                                       774,566.88
                  Purchase Amounts with respect to RV Receivables allocable to Principal                                  -
                  Defaulted RV Receivables                                                                       216,041.08
                  RV Pool Balance on the close of the last day of the Collection Period                       33,473,485.87

                  Original RV Pool Balance                                                                    48,386,535.24

                  RV Pool Factor                                                                                 69.1793403%

                  Preference Amounts with respect to RV Receivables                                                       -

                  RV Pass-Through Rate                                                                               6.2500%
                  RV Servicing Fee Rate                                                                              0.7500%

RV AVAILABLE FUNDS
                  RV Collections allocable to interest                                                           318,758.04
                  Purchase Amounts with respect to RV Receivables allocable to interest                                   -
                  Liquidation Proceeds with respect to RV Receivables                                             82,905.93
                  RV Collections allocable to principal                                                          774,566.88
                  Purchase Amounts with respect to RV Receivables allocable to principal                                  -
                  Other RV Available Funds                                                                                -
                  Total RV Available Funds                                                                     1,176,230.85

RV INTEREST PAYMENT
                  Monthly RV Interest Payment                                                                    179,500.49
                  Carry-Over Monthly RV Interest                                                                          -
                  Total                                                                                          179,500.49

RV PRINCIPAL PAYMENT
                  Monthly RV Principal Payment                                                                   990,607.96
                  Carry-Over Monthly RV Principal                                                                         -
                  Total                                                                                          990,607.96

RV SERVICING FEE
                  RV Servicing Fee                                                                                21,540.06
                  Carry-Over Monthly RV Servicing Fee                                                                     -
                  Total                                                                                           21,540.06

RV RESERVE ACCOUNT CROSS SUPPORT
                  RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                    -
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                                  -
                  Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                        -
                  Total Owed to Reimburse RV Cross Collateral Withdrawal Account                                          -

DEPOSIT TO RV CERTIFICATE ACCOUNT
                  RV Available Funds                                                                           1,176,230.85
                  RV Reserve Account Withdrawal Deposit                                                                   -
                  Marine Reserve Account Cross Collateral Withdrawal Amount                                               -
                  Surety Bond Drawing Deposit                                                                             -
                  Total Deposit to the RV Certificate Account                                                  1,176,230.85

DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any Carry-Over Monthly RV Interest                             179,500.49
                  Monthly RV Principal Payment and any Carry-Over Monthly RV Principal                           990,607.96
                  RV Servicing Fee and any Carry-Over RV Servicing Fee                                             6,122.40
                  Distributions to the Surety Bond Provider                                                               -
                  Shortfall in Marine Certificate Account                                                                 -
                  Distribution to meet shortfall in Marine Certificate Account                                            -
                  Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                    -
                  Distributions to the RV Reserve Account                                                                 -
                  Distribution to the Marine Reserve Account                                                              -
                  Distributions to the Depositor                                                                          -

                  Carry-Over Monthly RV Interest to the next Distribution Date                                            -
                  Carry-Over Monthly RV Principal to the next Distributions Date                                          -
                  Carry-Over Monthly RV Servicing Fee to the next Distribution Date                               15,417.66

RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end of the preceding Collection Period                  1,895,525.16
                  Earnings from investments on the RV Reserve Account                                              7,461.14
                  RV Reserve Account Withdrawals                                                                          -
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                                  -
                  Deposits to the RV Reserve Account                                                                      -
                  Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts                                 -
                  Deposits to RV Reserve Account from Marine Available Funds                                              -
                  RV Reserve Account Balance                                                                   1,902,986.30
                  Distributions of any excess amounts on deposit in the RV Reserve Account                        61,944.58
                  Ending RV Reserve Account Balance                                                            1,841,041.72

                  RV Reserve Account Balance as a % of the RV Pool Balance                                           5.5000%
                  Specified RV Reserve Account Requirement                                                     1,841,041.72
                  Amount needed to fully fund RV Reserve Account                                                          -

SURETY BOND
            Outstanding Reimbursement Obligations at the end of the preceding Collection Period                           -
            Preference Amounts                                                                                            -
            Surety Bond Drawing Amount                                                                                    -
            Surety Bond Fee                                                                                        3,446.41
            Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period               -
            Amount Owed to Surety Bond Provider                                                                    3,446.41
            Distributions made to the Surety Bond Provider                                                                -
            Remaining Amounts Owed to the Surety Bond Provider                                                     3,446.41

NET CREDIT LOSS RATIO
                  Net Credit Losses                                                                              133,135.15
                  Average Net Credit Loss Ratio                                                                        2.34%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                                 61
                  60 to 89 days past due                                                                                 10
                  90 or more days past due                                                                               25
                  Total                                                                                                  96

                  Principal Balance
                  30 to 59 days past due                                                                         711,410.66
                  60 to 89 days past due                                                                         119,691.44
                  90 or more days past due                                                                       342,670.89
                  Total                                                                                        1,173,772.99

                  60 Day + Delinquency Ratio
                  For the current Collection Period                                                                  1.3813%
                  For the preceding Collection Period                                                                1.6437%
                  For the second preceding Collection Period                                                         1.1490%
                  For the third preceding Collection Period                                                          0.9602%
                  Average 3 month 60 Day + Delinquency Ratio                                                         1.3913%
                  Average 4 month 60 Day + Delinquency Ratio                                                         1.2835%


REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                  114,076.34
                  Number of Contracts where Repossession Occurred in the Current Month                                 9.00


WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
                  Weighted Average Coupon                                                                           11.4404%
                  Weighted Average Original Term (months)                                                            140.99
                  Weighted Average Remaining Term (months)                                                               89
                  Number of Outstanding Accounts-End of Period                                                        2,805


CASH SETTLEMENT FOR THE TRUSTEE
                  Total Deposit to the RV Collection Account                                                   1,176,230.85
                  RV Servicing Fee                                                                                 6,122.40
                  RV Interest allocable to the Seller's Certificate                                                    0.00
                  RV Principal amount allocable to the Seller's Certificate                                            0.00
                  Wire Funds to the Surety Bond Provider                                                                  -
                  Net Deposit to the RV Certificate Account - Excluding Amounts Due to Seller                  1,170,108.44
                  Wire Funds to the RV Certificateholders - Interest Amounts                                     179,500.49
                  Wire Funds to the RV Certificateholders - Principal Amounts                                    990,607.96
                  Deposit Funds into the RV Reserve Account                                                               -
                  Deposit Funds into the Marine Reserve Account                                                           -
                  Wire Funds to NationsCredit                                                                             -


Approved  by:               /s/  SUZANNE  CASTLEBERRY  ------------------------------------  Authorized  Signer

                                          [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]

November  16,  1998

BY  EDGAR
Securities  and  Exchange  Commission  Judiciary  Plaza  450  Fifth  Street,  N.W.  Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  2

Ladies  and  Gentlemen:
On  behalf  of  NationsCredit Grantor Trust 1997 - 2 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on
Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned  at
(704)  386-3863.

Very  truly  yours,
/s/  SUZANNE  CASTLEBERRY  -----------------------------  Suzanne  Castleberry  Vice  President